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                                                                    Exhibit 4.20

                              POLAROID CORPORATION

             __%[Convertible][Cumulative] Preferred Stock, Series __

Cusip No.:  _________                                        ___________ Shares


                  THIS CERTIFIES THAT__________________________________________
is the owner of fully paid and non-assessable shares of ____% [Convertible][Cumulative] Preferred Stock, Series ___, par value $1.00 per share, of POLAROID CORPORATION, a corporation incorporated under the laws of Delaware (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Designations, Powers, Preferences and Rights of the __% [Convertible] [Cumulative] Preferred Stock, Series __, the Restated Certificate of Incorporation of the Corporation, as amended, and the By-laws of the Corporation and any amendments or restatements thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

                                                POLAROID CORPORATION

                                                By:  _____________________
                                                     Name:
                                                     Title:

Countersigned and Registered:


----------------------------
Transfer Agent and Registrar

By: _______________________,
      Authorized signatory

Dated: _________________




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                                                                              2

                  The Corporation will furnish without charge to each stockholder who so requests a description of the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of each class of capital stock or series thereof which the corporation is authorized to issue. Such request should be directed to the office of the Secretary of the Corporation, 784 Memorial Drive, Cambridge, Massachusetts 02139, telephone number: (781) 386-2000.

                        ---------------------------------
   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED,
       THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                   THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                        ---------------------------------

                  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--  as tenants in common             UNIF GIFT MIN ACT_____ (Custodian)__
                                                          (Custodian)    (Minor)
TEN ENT --  as tenants by the entireties   under Uniform Gifts to Minors Act of
                                           ____________
                                             (State)

JT TEN      --  as joint tenants with right of
                survivorship and not as tenants
                in common

     Additional abbreviations may also be used though not in the above list.

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                                                                              3

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, __________________________________________
HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE

----------------------------------------

----------------------------------------

------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________ shares of ____% [Convertible] [Cumulative]
Preferred Stock Series ____ of the Corporation represented by this Certificate and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said shares of ____% [Convertible] [Cumulative] Preferred Stock, Series ____ on the books of the Corporation, with full power of substitution in the premises.

Dated:  _______________________

             Signature:_____________________________________________
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

By:__________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.

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                                                                               4

                          NOTICE OF ELECTION TO CONVERT

                  If you want to elect to have all of the shares of Series __ Preferred Stock represented by this Certificate converted by the Company into _____ shares of common stock, par value $1.00 per share, of the Company pursuant to Section 4(a) of the Certificate of Designations, please check the box below:

  / / Convert all shares of Series ___ Preferred Stock pursuant to Section 4(a)

                  If you want to elect to have only part of the shares of Series
__ Preferred Stock represented by this Certificate converted by the Company into
_____ shares of common stock, par value $1.00 per share, of the Company pursuant to Section 4(a) of the Certificate of Designations, state the amount you elect to have converted:

                  $
                   ------------.


           Your Signature: ____________________________________________________

                   (SIGN EXACTLY AS YOUR NAME APPEARS ON THE FACE OF THIS NOTE)

                                Tax Identification No.: _______________________

                                    Date: _____________________________________

Signature Guarantee: ___________________